Exhibit 99.4
[GRAPHIC OMITTED] UBS Investment Bank


                                     $750MM
                                  (Approximate)
                  MASTR Adjustable Rate Mortgages Trust 2004-7
                                    (Issuer)
                                   MARM 2004-7
                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)
                         UBS Real Estate Securities Inc.
                                  (Transferor)
                             Wells Fargo Bank, N.A.
                                (Master Servicer)
                Mortgage Pass-Through Certificates, Series 2004-7

              Initial Certificate                                                                                        Expected
               Principal Balance                                                                                     Initial Rating
                  or Notional       Initial Pass-                                Initial W.A. Months to  W.A. Reset    of Offered
   Class         Amount (1)(2)      Through Rate         Principal Types                 Reset             Margin    Certificates(3)
   -----         -------------      ------------         ---------------         ----------------------  ----------  ---------------
  Offered
Certificates
Class 1-A-1      $[ 41,000,000]     [3.531] %(4)       Senior, Pass-Through                5             [1.422] %         AAA
Class 2-A-1      $[ 49,500,000]     [4.801] %(5)       Senior, Pass-Through               35             [2.279] %         AAA
Class 3-A-1      $[169,000,000]     [4.274] %(6)       Senior, Pass-Through               60             [2.295] %         AAA
Class 4-A-1      $[ 73,500,000]     [4.062] %(7)       Senior, Pass-Through               59             [2.136]%          AAA
Class 5-A-1      $[333,000,000]          (8)          Senior, Floating-Rate               N/A               N/A            AAA
Class 5-A-1      $[333,000,000]          (8)          Senior, Floating-Rate               N/A               N/A            AAA
 Class A-R             $50          [3.551] %(9)         Senior, Residual                 N/A               N/A            AAA
Class A-L-R            $50          [3.551] %(9)         Senior, Residual                 N/A               N/A            AAA
 Class B-1           $[TBD]          [TBD] %(10)           Subordinate                    TBD             [TBD ] %         AA
 Class B-2           $[TBD]          [TBD] %(10)           Subordinate                    TBD             [TBD ] %          A
 Class B-3           $[TBD]          [TBD] %(10)           Subordinate                    TBD             [TBD ] %         BBB
Class 5-M-1          $[TBD]          [TBD] %(8)      Mezzanine, Floating Rate             N/A               N/A            AA
Class 5-M-2          $[TBD]          [TBD] %(8)      Mezzanine, Floating Rate             N/A               N/A            AA
Class 5-B-1          $[TBD]          [TBD] %(8)     Subordinate, Floating Rate            N/A               N/A            AA
Class 5-B-2          $[TBD]          [TBD] %(8)     Subordinate, Floating Rate            N/A               N/A             A

Non-Offered
Certificates
 Class B-4           $[TBD]          [TBD]%(10)            Subordinate                    TBD             [TBD] %          BB
 Class B-5           $[TBD]          [TBD]%(10)            Subordinate                    TBD             [TBD] %           B
 Class B-6           $[TBD]          [TBD]%(10)            Subordinate                    TBD             [TBD] %          NR



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.


    (1) Approximate, subject to adjustment as described in the prospectus supplement.

    (2)  Assumes variance of +/- 5%.

    (3)  Ratings are expected from two of the following three rating agencies:
         Fitch, Moody's and S&P.

[GRAPHIC OMITTED] UBS Investment Bank
    (4) The pass-through rate for the Class 1-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

    (5) The pass-through rate for the Class 2-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

    (6) The pass-through rate for the Class 3-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

    (7) The pass-through rate for the Class 4-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

    (8) The pass-through rate for the Class 5-A-1, Class 5-A-2, Class 5-M-1, Class 5-M-2, Class 5-B-1 certificates and Class 5-B-2 certificates will equal LIBOR plus [0.43]%, [0.50]%, [ ]% , [ ]%, [ ]% and [ ]%, respectively, (subject to increases to 0.86%, 1.00%, [ ]%, [ ]%, [ ]% and [ ]%, respectively after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the loans in the fifth loan group, as further described in this prospectus supplement under "Description of the Offered Certificates--The Group 5 Certificates--Allocation of Available Funds to the Group 5 Certificates".

    (9) The pass-through rate for the Class A-R and Class A-L-R certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first group.

    (10) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the first day of the month immediately prior to the month in which the relevant distribution date and taking into account scheduled payments of principal on that date) of the net mortgage rates on the loans in each loan group weighted on the basis of the outstanding principal balances of the loans in the related group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled principal payments on that date).

SUMMARY

Relevant Parties

   Issuer...........................  MASTR Adjustable Rate Mortgages Trust
                                      2004-7. The trust will be established
                                      under a pooling and servicing agreement
                                      among Mortgage Asset Securitization
                                      Transactions, Inc., as depositor, Wells
                                      Fargo Bank, N.A., as master servicer and trust administrator, UBS Real Estate Securities Inc., as transferor, and JPMorgan Chase Bank, as trustee.

   Depositor..........................Asset Securitization Transactions, Inc., a
                                      Delaware corporation. The depositor's
                                      address is 1285 Avenue of the Americas,
                                      New York, New York 10019, telephone number
                                      (212) 713-2000. See "The Depositor" in the prospectus.

   Master Servicer and

   Trust Administrator..............  Wells Fargo Bank, N.A., a national banking association. Wells Fargo Bank, N.A.
                                      maintains an office at 9062 Old Annapolis
                                      Road, Columbia, Maryland 21045. See "The
                                      Master Servicer and the Servicers--The
                                      Master Servicer" in the prospectus
                                      supplement.


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[GRAPHIC OMITTED] UBS Investment Bank

   Transferor.......................  Real Estate Securities Inc. The
                                      transferor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.

   Trustee..........................  JPMorgan Chase Bank, a New York banking corporation. The trustee's principal
                                      office is 4 New York Plaza, 6th Floor, New
                                      York, New York 10004-2477. See "The
                                      Pooling and Servicing Agreement-- The
                                      Trustee" in the prospectus supplement.

Relevant Dates

   Cut-Off Date.....................  July 1, 2004.

   Closing Date ....................  On or about July 29, 2004.

   Investor Settle Date.............  On or about July 30, 2004.

   Distribution Date ...............  The 25th day of each month or, if that day is not a business day, the next business day, beginning in August 2004.

   Interest Accrual Period            For each class of certificates (other than
                                      the Class 5A1, Class 5A2, Class 5M1, Class
                                      5M2, Class 5B1 and Class 5B2
                                      certificates), Interest will accrue the
                                      calendar month immediately prior to the
                                      month in which the relevant distribution date occurs on an 30/360 basis. For the Class 5A1, Class 5A2, Class 5M1, Class
                                      5M2, Class 5B1 and Class 5B2 certificates certificates, interest will accrue from and including the preceding Distribution
                                      Date (or, for the initial distribution
                                      date, the closing date) to and including the day prior to the current Distribution
                                      Date on on an Actual/360 basis.

Optional Termination................  The master servicer may, at its option, purchase all but not less than all of the loans (other than the group 5 loans) in the trust on any distribution date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is less than 5% of the aggregate scheduled principal balance of the loans (other than the group 5 loans) as of the cut-off date. The master servicer may, at its option, purchase all but not less than all of the group 5 loans in the trust on any distribution date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is less than 5% of the aggregate scheduled principal balance of the group 5 loans as of the cut-off date.

Credit Enhancement..................  Credit enhancements may reduce the harm caused to holders of certificates by
                                      shortfalls in payments collected on the
                                      loans. Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.

                                      Subordination. The group 1, group 2, group
                                      3 and group 4 senior certificates will
                                      receive distributions of interest and
                                      principal, as applicable, before the
                                      subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[GRAPHIC OMITTED] UBS Investment Bank

                                      subordinate certificates will receive
                                      distributions of interest and principal
                                      prior to any other class of subordinate
                                      certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the group 1, group 2, group 3 and group 4 mortgage loans, other than certain excess losses, prior to other classes of certificates.

                                      In addition to the subordination structure described above, the credit enhancement for the group 5 certificates will also consist of excess interest and overcollateralization. The overcollateralization amount is the excess of the aggregate principal balance of the loans in loan group 5 over the aggregate principal balances of the group 5 certificates. Generally, because more interest is required to be paid by the borrowers on group 5 loans than is necessary to pay the interest accrued on the group 5 certificates and the expenses of the trust fund allocable to such certificates, there is expected to be excess interest each month. If the overcollateralization amount is reduced below the specified overcollateralization amount as a result of losses on the group 4 loans, the trust fund will apply some or all of this excess interest as principal payments on the group 5 certificates until the specified overcollateralization amount is reached, resulting in a limited acceleration of principal of the group 5 certificates relative to the group 5 loans. This acceleration feature is intended to restore overcollateralization. Once the required level of overcollateralization is restored, the acceleration feature will cease, unless it becomes necessary again to maintain the required level of overcollateralization.

                                      The actual level of overcollateralization may increase or decrease over time based upon whether the specified overcollateralization amount has been reached. This could result in a temporarily faster or slower amortization of the group 5 certificates.

Last Scheduled
Distribution Date ..................  August 25, 2034

Collateral..........................  The Trust's main source of funds for making distributions on the certificates will be collections on four pools of closed-end, adjustable- rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status..........................  Elections will be made to treat the assets of the trust as three separate real estate mortgage investment conduits or REMICs designated as the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC, respectively. The offered certificates, other than the Class A- R and Class A-L-R certificates, will be treated as debt instruments of a REMIC for federal income tax purposes. The Class A-R certificates will be treated as the residual interests in each of the Upper-Tier REMIC and the Middle-Tier REMIC. The Class A-L-R certificates will be treated as the residual interests in the Lower-Tier REMIC.

ERISA Considerations ...............  If you are a fiduciary of any retirement plan or other employee benefit arrangement subject to the Employee Retirement Income Security Act

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[GRAPHIC OMITTED] UBS Investment Bank

                              of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate. The residual certificates may not be purchased or transferred to such a plan.







The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[GRAPHIC OMITTED] UBS Investment Bank

                                MARM 04-7 -- 2A1

UBS WL ARM TRADING (212)713-2860

Balance            $34,500,000.00          Delay              24                 WAC(2)   5.1038     WAM(2)      359
Coupon             4.8010                  Dated              07/01/2004         NET(2)   4.800964   WALA(2)     1
Settle             07/30/2004              First Payment      08/25/2004


---------------------------------------------------------------------------------------------------
                Price                  1                  2                  3                  4
---------------------------------------------------------------------------------------------------
                                   Yield              Yield              Yield              Yield
---------------------------------------------------------------------------------------------------
              101-21+             3.9850             3.9150             3.8692             3.8370
              101-22+             3.9715             3.9005             3.8540             3.8213
              101-23+             3.9581             3.8860             3.8388             3.8056
              101-24+             3.9447             3.8715             3.8237             3.7899
              101-25+             3.9313             3.8570             3.8085             3.7742
              101-26+             3.9179             3.8426             3.7933             3.7586
              101-27+             3.9044             3.8281             3.7781             3.7429
              101-28+             3.8910             3.8136             3.7630             3.7273
              101-29+             3.8777             3.7992             3.7478             3.7116

Spread @ Center Price                 77                 79                 79                 79
                  WAL               2.47               2.28               2.17               2.10
             Mod Durn              2.280              2.112              2.015              1.952
     Principal Window      Aug04 - Jun07      Aug04 - Jun07      Aug04 - Jun07      Aug04 - Jun07
---------------------------------------------------------------------------------------------------
            LIBOR_1MO               1.35               1.35               1.35               1.35
            LIBOR_6MO            1.84125            1.84125            1.84125            1.84125
            LIBOR_1YR               2.25               2.25               2.25               2.25
              CMT_1YR              1.381              1.381              1.381              1.381
---------------------------------------------------------------------------------------------------
               Prepay             10 CPB             15 CPB             18 CPB             20 CPB
---------------------------------------------------------------------------------------------------
  Optional Redemption   Call (Y,N,N,N,Y)   Call (Y,N,N,N,Y)   Call (Y,N,N,N,Y)   Call (Y,N,N,N,Y)
---------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                Price            Pricing                  6                  7                  8
-------------------------------------------------------------------------------------------------
                                   Yield              Yield              Yield              Yield
-------------------------------------------------------------------------------------------------
              101-21+             3.7499             3.6530             3.4233             3.1287
              101-22+             3.7329             3.6345             3.4013             3.1023
              101-23+             3.7159             3.6161             3.3793             3.0758
              101-24+             3.6989             3.5976             3.3573             3.0493
              101-25+             3.6819             3.5791             3.3353             3.0229
              101-26+             3.6649             3.5606             3.3134             2.9965
              101-27+             3.6479             3.5422             3.2914             2.9701
              101-28+             3.6309             3.5237             3.2695             2.9437
              101-29+             3.6140             3.5053             3.2476             2.9173

Spread @ Center Price                 80                 80                 76                 63
                  WAL               1.93               1.77               1.47               1.21
             Mod Durn              1.800              1.656              1.393              1.157
     Principal Window      Aug04 - Jun07      Aug04 - Jun07      Aug04 - Jun07      Aug04 - Jun07
-------------------------------------------------------------------------------------------------
            LIBOR_1MO               1.35               1.35               1.35               1.35
            LIBOR_6MO            1.84125            1.84125            1.84125            1.84125
            LIBOR_1YR               2.25               2.25               2.25               2.25
              CMT_1YR              1.381              1.381              1.381              1.381
-------------------------------------------------------------------------------------------------
               Prepay             25 CPB             30 CPB             40 CPB             50 CPB
-------------------------------------------------------------------------------------------------
  Optional Redemption   Call (Y,N,N,N,Y)   Call (Y,N,N,N,Y)   Call (Y,N,N,N,Y)   Call (Y,N,N,N,Y)
-------------------------------------------------------------------------------------------------


          Yield Curve   Mat       1MO   3MO         6MO      1YR      2YR     3YR       5YR      10YR    30YR
                        Yld      1.38   1.6     1.84125     2.25   2.9345   3.422   4.09112    4.9315   5.561
-------------------------------------------------------------------------------------------------------------

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

[GRAPHIC OMITTED] UBS Investment Bank

                                MARM 04-7 -- 4A1

UBS WL ARM TRADING (212)713-2860

Balance        $73,000,000.00        Delay            24               WAC(4)      4.3841       WAM(4)         359
Coupon         4.0624                Dated            07/01/2004       NET(4)      4.062352     WALA(4)        1
Settle         07/30/2004            First Payment    08/25/2004


---------------------------------------------------------------------------------------------------
                Price                  1                  2                  3            Pricing
---------------------------------------------------------------------------------------------------
                                   Yield              Yield              Yield              Yield
---------------------------------------------------------------------------------------------------
                98-17             4.4495             4.4984             4.5304             4.5530
                98-18             4.4400             4.4877             4.5188             4.5408
                98-19             4.4306             4.4769             4.5072             4.5286
                98-20             4.4211             4.4662             4.4957             4.5165
                98-21             4.4117             4.4555             4.4841             4.5043
                98-22             4.4022             4.4448             4.4725             4.4922
                98-23             4.3928             4.4340             4.4610             4.4800
                98-24             4.3834             4.4233             4.4494             4.4679
                98-25             4.3739             4.4126             4.4379             4.4558

Spread @ Center Price                 74                 94                105                114
                  WAL               3.74               3.28               3.04               2.89
             Mod Durn              3.342              2.944              2.732              2.599
     Principal Window      Aug04 - Jul09      Aug04 - Jul09      Aug04 - Jul09      Aug04 - Jul09
---------------------------------------------------------------------------------------------------
            LIBOR_1MO               1.35               1.35               1.35               1.35
            LIBOR_6MO            1.84125            1.84125            1.84125            1.84125
            LIBOR_1YR               2.25               2.25               2.25               2.25
              CMT_1YR              1.381              1.381              1.381              1.381
---------------------------------------------------------------------------------------------------
               Prepay             10 CPB             15 CPB             18 CPB             20 CPB
---------------------------------------------------------------------------------------------------
  Optional Redemption   Call (Y,N,N,N,Y)   Call (Y,N,N,N,Y)   Call (Y,N,N,N,Y)   Call (Y,N,N,N,Y)
---------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                Price                  5                  6                  7                  8
-------------------------------------------------------------------------------------------------
                                   Yield              Yield              Yield              Yield
-------------------------------------------------------------------------------------------------
                98-17             4.6147             4.6849             4.8533             5.0685
                98-18             4.6009             4.6693             4.8333             5.0427
                98-19             4.5872             4.6537             4.8132             5.0170
                98-20             4.5734             4.6381             4.7932             4.9913
                98-21             4.5596             4.6224             4.7731             4.9656
                98-22             4.5459             4.6068             4.7531             4.9399
                98-23             4.5321             4.5913             4.7331             4.9142
                98-24             4.5184             4.5757             4.7131             4.8886
                98-25             4.5046             4.5601             4.6931             4.8629

Spread @ Center Price                136                158                203                249
                  WAL               2.54               2.23               1.72               1.33
             Mod Durn              2.294              2.023              1.576              1.229
     Principal Window      Aug04 - Jul09      Aug04 - Jul09      Aug04 - Jul09      Aug04 - Jul09
-------------------------------------------------------------------------------------------------
            LIBOR_1MO               1.35               1.35               1.35               1.35
            LIBOR_6MO            1.84125            1.84125            1.84125            1.84125
            LIBOR_1YR               2.25               2.25               2.25               2.25
              CMT_1YR              1.381              1.381              1.381              1.381
-------------------------------------------------------------------------------------------------
               Prepay             25 CPB             30 CPB             40 CPB             50 CPB
-------------------------------------------------------------------------------------------------
  Optional Redemption   Call (Y,N,N,N,Y)   Call (Y,N,N,N,Y)   Call (Y,N,N,N,Y)   Call (Y,N,N,N,Y)
-------------------------------------------------------------------------------------------------


          Yield Curve        Mat       1MO    3MO       6MO      1YR       2YR      3YR         5YR      10YR    30YR
                             Yld      1.38    1.6   1.84125     2.25    2.9345    3.422     4.09112    4.9315   5.561

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